SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 27, 2009

ENTECH SOLAR, INC.

(Exact Name of Registrant as specified in charter)

Delaware	0-16936	33-0123045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 817/ 224-3600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached to this report is a presentation made today, August 27, 2009, at the Annual Meeting of the Stockholders of Entech Solar, Inc. A copy of the presentation is furnished as Exhibit 99.1 to this report.

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation to stockholders of August 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entech Solar, Inc.

By:	/s/ Frank W. Smith
Frank W. Smith
Chief Executive Officer

Date: August 27, 2009

EXHIBIT INDEX

99.1	Presentation to stockholders dated August 27, 2009